                                                                   EXHIBIT 10.62



               FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
               -------------------------------------------------

     THIS FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of January 28, 1999, is made and entered into by and between WebMD, Inc., a Georgia corporation f/k/a Endeavor Technologies, Inc. (the "Company"), and the persons and entities indicated on Exhibit A hereto (the "Investors").
                                          ---------

     WHEREAS, the Company has entered into a Registration Rights Agreement dated as of January 13, 1999 (as amended through the date hereof, the "Registration Rights Agreement"), pursuant to which certain Purchasers (as defined therein) of the Company's Series B Preferred Stock received registration rights with respect to certain securities of the Company owned by the Purchasers;

     WHEREAS, certain of the Investors (the "Series C Investors") have purchased from the Company the number of shares of its Series C Preferred Stock specified opposite such Investor's name on Exhibit A (the "Series C Shares");
                                 ---------

     WHEREAS, each of the Series C Investors desires to become a party to the Registration Rights Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Pursuant to Section 11(h) thereof, the Registration Rights Agreement is hereby amended to include each Series C Investor as a Purchaser.

     2.  Exhibit A  to the Registration Rights Agreement  is hereby amended and
         ---------
restated in the form attached as Exhibit A hereto.
                                 ---------

     3. All other provisions of the Registration Rights Agreement shall remain in full force and effect.

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed and delivered this Fourth Amendment to Registration Rights Agreement as of the day and year first above written.



                                THE COMPANY:

                                WebMD, Inc.


                                By:   /s/  Jeffrey T. Arnold
                                    --------------------------------------------
                                    Jeffrey T. Arnold
                                    Executive Officer


                                INVESTOR:

                                Trigon Healthcare, Inc.

                                By:    /s/ Thomas G. Snead, Jr.
                                    --------------------------------------------

                                Title:    President and Chief Operating Officer
                                      ------------------------------------------

                                   EXHIBIT A

                                                         Number of Shares of
Investor                                              Series B Preferred Stock
--------                                              ------------------------
KEP VI, LLC                                                     100,000
Holcombe T. Green, Jr.                                           50,000
Hall Family Investments, L.P.                                    50,000
Croft & Bender LLC (1)                                           10,000

                                                         Number of Shares of
Investor                                              Series C Preferred Stock
--------                                              ------------------------
Eric J. Gleacher (2)                                            75,000
Charles G. Phillips (2)                                         32,500
Robert A. Engel (2)                                             10,000
Jeffrey H. Tepper (2)                                            6,250
Emil W. Henry, Jr. (2)                                          10,000
John Huwiler (2)                                                 5,000
H. Conrad Meyer (2)                                             10,000
Roger W. Hoit (2)                                                5,000
Ken Ambrecht (2)                                                 5,000
Daniel H. Fitzgerald (2)                                        10,000
Max Holmes (2)                                                   5,000
Matthew Johnson (2)                                              5,000
Tenet Healthcare Corporation (2)                               150,000
Trigon Healthcare, Inc.                                        250,000

(1) Pursuant to First Amendment to Registration Rights Agreement dated January 22, 1999.

(2) Pursuant to Third Amendment to Registration Rights Agreement dated January 27, 1999.